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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



        Date of report (Date of earliest event reported) June 21, 2004


                 Citigroup Commercial Mortgage Securities Inc.

            (Exact Name of Registrant as Specified in Its Charter)

 Delaware                           333-108125                13-3439681
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(State or Other Jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)          Identification No.)


388 Greenwich Street, New York, New York                          10013
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code  (212) 816-6000
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events and Required FD Disclosure.
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     It is expected that during June 2004, a single series of certificates, expected to be entitled, Citigroup Commercial Mortgage Trust 2004-C1, Commercial Mortgage Pass-Through Certificates, Series 2004-C1 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among Citigroup Commercial Mortgage Securities Inc. (the "Registrant"), a master servicer, a special servicer, a trustee and a fiscal agent. It is expected that certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-108125) and sold to Citigroup Global Markets Inc. ("CGMI"), Wachovia Capital Markets, LLC ("WCM"), Caisse Des Depots Securities Inc., doing business as CDC Securities ("CDC") and Deutsche Bank Securities Inc. ("DBSI"; and together with CGMI, WCM and CDC, the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement") to be entered into by and between the Registrant and the Underwriters.

     In connection with the expected sale of the Underwritten Certificates, CGMI has advised the Registrant that it has furnished to prospective investors certain information attached hereto as Exhibit 99.1 and Exhibit 99.2 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

     The Computational Materials and ABS Term Sheets attached hereto have been prepared and provided to the Registrant by CGMI. The information in such Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any Computational Materials and ABS Term Sheets previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the Computational Materials and ABS Term Sheets attached hereto, such previously filed Computational Materials and ABS Term Sheets are superseded by the Computational Materials and ABS Term Sheets attached hereto.


Item 7.  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
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      Not applicable.

(b) Pro forma financial information:
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      Not applicable.

(c) Exhibits:
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Exhibit No.   Description

99.1 Computational Materials and ABS Term Sheets prepared by Citigroup Global Markets Inc., Set A

99.2 Computational Materials and ABS Term Sheets prepared by Citigroup Global Markets Inc., Set B

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  June 21, 2004


                                         CITIGROUP COMMERCIAL MORTGAGE
                                         SECURITIES INC.


                                         By:  /s/ Angela Vleck
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                                         Name:   Angela Vleck
                                         Title:  Managing Director

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                                 EXHIBIT INDEX

                     The following exhibits are filed herewith:


Exhibit No.
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99.1          Computational Materials and ABS Term Sheets prepared by Citigroup
              Global Markets Inc., Set A

99.2 Computational Materials and ABS Term Sheets prepared by Citigroup Global Markets Inc., Set B